Doral Financial Corporation Q2 2013 Investor Presentation August 16, 2013 Exhibit 99.1

Disclaimer

This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the
“PSLRA”).  These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.
They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” We intend these forward-looking statements to be covered by the safe harbor provisions of the PSLRA.
Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are, by their nature, subject to risks and uncertainties. They are not guarantees of future performance, and actual results may differ materially.
By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation’s 2012 Annual Report on Form 10-K and other filings we make with the
Securities and Exchange Commission. Risk factors and uncertainties that could cause the Company's actual results to differ materially from those described in forward-looking statements can be found in the Company's 2012 Annual Report on Form 10-K, which is available in the Company's website at
www.doralfinancial.com,
as they may be updated from time to time in the
Company’s periodic and other reports filed with the Securities and Exchange Commission.
The statements in this presentation speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, other than as required by law, including requirements of applicable securities laws.

Q2 2013 Overview

Q2 results improved by $2MM versus Q1
US Business continues to fuel growth, grew loans to $2.5B
PR Mortgage franchise is a significant profit contributor
Maintaining Capital in excess of regulatory requirements
Doral Recovery strategy is producing benefits as NPAs fell $54MM during the quarter

Doral Financial Corporation Profile

Company Overview
$8.5B Asset PR Mortgage & US Commercial Lender
Capital Ratios continue to exceed required levels:
o
Tier-1 Leverage Ratio: 9.0%
o
Total Risk-Based Capital Ratio:  12.5%
Book Value of $68.26 per share
o
Completed 1:20 reverse split on 6/28/2013
o
A valuation allowance against Doral’s remaining deferred
tax asset represents an additional $ 44.56 per share ($296.4MM)
Doral operates two segments:
1. Doral Growth : Profitable Mortgage & Commercial bank
o
PR Growth: $2.6B Mortgage & Retail Bank
o
US:  $2.6B  Commercial & Retail Bank
2. Doral Recovery: $1.9B Special Servicing Portfolio
o
PR Residential Mortgage & OREO
o
PR Commercial Loans & OREO
Loan Portfolio Composition ($6.7B)
Doral Growth
(73%)
Doral Recovery
(27%)
Loan Portfolio $ MM
Loan Category Growth Recovery Total
Residential $2,310 $1,089 $3,399
CRE 691 490 1,181
C&I 1,537 118 1,655
Construction & Land 308 141 449
Consumer / Other 21 - 21
Total $4,867 $1,838 $6,705

Doral Operating Segments
Two Operating Segments:  High Margin Bank & Special Servicing Group
Puerto Rico Mortgage & Retail Banking
o
$2.6B Residential Mortgage Portfolio
o
#2 Mortgage Originator in Puerto Rico
o
A $11.1B Mortgage Servicer
o
$1.7B of deposits
US Commercial & Retail Banking
o
$2.6B High NIM Specialty Commercial Lender
o
8  branches with $1.2B of deposits
62% of Loans are Performing.
$1.1B of Puerto Rico Residential Mortgages
o
TDRs and Defaulted Loans (180 days past due)
o
65% of loans are Performing
$0.7B of Puerto Rico Commercial Loans
o
CRE, Small Business and Construction & Land
o
58% of loans are Performing
$0.1B of OREO & Other
1.  Doral Growth:   A $6.6B Mortgage & Commercial Bank
2.   Doral Recovery:  A $1.9B Special Servicing Group
Puerto Rico Loans
(35%)
US Loans
(38%)
OREO & Other
(7%)
Cash & Securities
(16%)
Commercial
(39%)
Residential Mortgage
(54%)
Taxes & Other
(11%)

Q2 Results
Net Loss ($MM) 2Q ’13
Net Interest Income $50.5
Non Interest Income 16.8
Total Net Revenue 67.3
Non-Interest Expense 73.9
Pre-Tax, Pre-Provision Income (6.6)
Credit Provision 5.5
Pre-Tax Income (12.1)
Tax Expense (Benefit) (1.8)
Reported Net Loss $(10.4)
Ratios:
NIM (bps) 270
Average Assets $8,418
Improved Net Loss by $2.0MM vs. Q1’13
NIM run-rate exceeds 300 bps
Non-Interest Income impacted by rate sensitive fair
value assets
Improved Q2 delinquency
Lower Q2 Provision on improved credit quality
6
Credit Provision Distribution by Reason ($MM)
Charge-off /
Valuation
Delinquency Total
$5.7 $(0.2) $5.5
1
includes correction of the loan modification process
o
~$5MM MSR and related hedge positions
o
~$3MM I/O
o
Doral Recovery: Significant improvement  to non-performing
assets in both residential and commercial portfolios
o
PR Mortgage: Mature  and stable $2.3B portfolio
o
US:  Continued exceptional performance with less than
20 bps of delinquency
1

Doral Growth

Segment Results
1
Overview
Doral Growth generated $10MM in Pre-Tax Income
NIM remained strong at 340bps
Non-Interest Income declined as Quarter end rate
increases negatively impacted rate sensitive fair
value assets
Non-Interest Expense includes $2MM related to a
PR Revenue Tax implemented in Q2
Continued strong US growth
($MM) 2Q 13
Net Interest Income $48.4
Non Interest Income 18.9
Total Net Revenue 67.3
Non-Interest Expense 56.8
Pre-Tax, Pre-Provision Income 10.5
Credit Provision 0.5
Pre-Tax Income $10.0
Ratios:
NIM (bps) 340
Efficiency Ratio 84%
Average Assets $6,461
Pre-Tax ROAA 0.7%
1
Includes Allocation of Administrative Expenses ( Corporate and Treasury)
(for additional details see exhibit B)
Loan Portfolio
$ MM
Loan Category PR US Total
Residential $2,299 $11 $2,310
CRE 1 690 691
C&I 13 1,524 1,537
Construction & Land - 308 308
Consumer / Other 21 - 21
Total $2,334 $2,533 $4,867
o
Loans increased by $202MM to $2.5B
o
Retail deposits grew by $237MM to $1,195MM

Doral Recovery

Segment Results
($MM) 2Q 13
Net Interest Income $2.0
Non Interest Income (2.1)
Total Net Revenue (0.1)
Non-Interest Expense 17.1
Pre-Tax, Pre-Provision Income (17.2)
Credit Provision 5.0
Pre-Tax Income $(22.2)
Ratios:
NIM (bps) 44
Average Assets $1,957
Non-Performing Loans $660
NPL % 38%
Overview
Net Loss improved by $5.2MM in the quarter
Lower provisions on stronger NPL performance
o
Q2 Provision driven by charge-off / valuation
adjustments
62% of Recovery Loans are Performing
o
65% of Mortgage loans are performing
o
58% of Commercial loans are performing
1
Includes Allocation of Administrative Expenses (Corporate and Treasury)
(for additional details see exhibit B)
Loan Portfolio
$ MM
Loan Category Total NPL % NPL
Residential $1,015 $360 35%
Commercial Real Estate 447 191 43%
Commercial 118 5 4%
Land & Construction 141 105 74%
Total $1,721 $660 38%
2
NIM of 173 bps exclusive of correction of loan modification process
3
Excludes  Loans HFS
1
2
3

Asset Quality

1
Excludes Loans Held for Sale & FHA / VA Loans
2
UPB- Partial Charge Offs
3
Reflects correction of the loan modification process
4
Adjusted Coverage ratio, (ALLL+Partial Charge Offs)/UPB
NPL:  Adjusted Coverage Ratios
$ MM UPB
Partial Charge-Offs,
Deferred Fees and
Discounts
Recorded
Investment
ALLL
ALLL + Partial
Charge-Offs
Adjusted
Coverage
Ratio
4
Residential 478.4 68.7 409.7 80.8 149.5 31.3%
Commercial &
Consumer
435.9 132.1 303.7 31.7 163.8 37.5%
Total $914.3 $200.8 $713.4 $112.5 $313.3 34.3%
Increased NPL Coverage Ratios to 34%
NPL & NPA:  Q1 vs. Q2
NPL NPA
$ MM Q1 Q2 Change Q1 Q2 Change
Residential 436.7 409.7 (27.0) 545.1 527.1 (18.0)
Commercial 337.8 303.7 (34.1) 386.7 350.4 (36.3)
Total $774.5 $713.4 $(61.1) $931.8 $877.5 $(54.3)
1
2
3
1
Recovery efforts drove a $54MM reduction in NPAs

Executive Summary
Doral Recovery efforts resulted in improved payment performance and lower NPAs
US operation provides attractive asset substitution opportunities
PR Mortgage franchise is a leader in fixed-rate, affordable mortgages
Opportunity to create additional value in PR Mortgage through simplification
Leverage ratio of 9% continues to be in excess of regulatory requirements

Investor Relations Contact and Conference Replay Details

Investor Relations:
Christopher Poulton
212 / 329-3794
christopher.poulton@doralfinancial.com
Media:
Lucienne Gigante – SVP Public Relations
787 / 474-6298
lucienne.gigante@doralbank.com
Conference Call:
10.00 AM EDT  August 16, 2013
(800) 288-8968 or (612) 332-0345
Conference Call Replay:
August 16, 2013 – September 16, 2013
(800) 475-6701 or (320) 365-3844
Replay Code:  299763

Exhibits

Exhibit A – Financial Summary

($ MM) 30-June-13 31-Mar-13 31-Dec-12 30-Sep-12 30-Jun-12
Income Statement
Net Interest Income 50.5 60.7 56.8 56.2 54.8
Provision for Credit Losses 5.5 18.7 21.3 34.4 5.2
NII After Provisions 45.0 42.0 35.5 21.8 49.6
Non-Interest Income 16.8 24.4 29.1 19.7 20.1
Non-Interest Expense 73.9 74.9 86.5 73.5 70.5
Pre-Tax Income (12.1) (8.5) (21.9) (32.0) (0.8)
Taxes (1.8) 3.9 (50.2) 0.5 0.8
Net Income (10.4) (12.4) 28.3 (32.5) (1.6)
Pre-Tax Pre-Provision Income (6.6) 10.2 (0.6) 2.4 4.4
Balance Sheet
Total Gross Loans (incl. HFS) $6,705 $6,614 $6,613 $6,611 $6,487
Loan Loss Reserves 112 125 135 146 153
Total Deposits 4,972 4,783 4,629 4,614 4,538
Total Assets 8,521 8,369 8,479 8,371 8,345
Profitability Metrics
Net Interest Margin 2.70% 3.31% 2.97% 2.95% 2.95%
Capital & Credit Ratios
NPL / Loans 11.6% 12.6% 12.2% 11.5% 11.4%
Leverage Ratio 8.98% 9.26% 9.39% 9.32% 9.92%
1
Excludes Loans Held for Sale and Residential loans guaranteed by FHA / VA
1

($ MM) PR US Doral Growth Recovery Corporate Treasury Total
Income Statement
Net Interest Income $25.7 $23.7 $49.4 $2.0 $(0.1) $(0.9) $50.5
Non-Interest Income 20.0 2.0 22.0 (2.1) 0.0 (3.1) 16.8
Total Net Revenue 45.7 25.7 71.4 (0.1) (0.1) (3.9) 67.3
Non-Interest Expense 36.8 12.4 49.2 14.7 8.7 1.3 73.9
Pre-Tax , Pre Provision Income 8.9 13.3 22.2 (14.8) (8.8) (5.3) (6.6)
Credit Provision (0.1) 0.6 0.5 5.0 0.0 0.0 5.5
Pre-Tax Income $9.0 $12.7 $21.7 $(19.8) $(8.8) $(5.3) $(12.1)
Allocation of Corporate & Treasury
Adjusted Revenue (3.8) 0.0 0.1 3.9 0.0
Adjusted Non Interest Expense 7.6 2.4 (8.7) (1.3) 0.0
Adjusted Pre-Tax Income $10.0 $(22.2) $0.0 $0.0 $(12.1)
Exhibit B – Segment Reconciliation
1
Doral Growth is the sum of PR and US Segments
1